                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ____________________

                                    FORM 8-K

                              ____________________

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 27, 2000

                              ____________________

                              JG INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         Illinois                     001-00258                  36-1141010
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)

                           1111 North Dearborn Street
                                   Suite 2701
                            Chicago, Illinois 60610
             (Address of principal executive offices and Zip Code)

                                 (312) 337-9610
              (Registrant's telephone number, including area code)
                              ____________________

                               5630 West Belmont
                            Chicago, Illinois 60634
                        --------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

     In accordance with plans disclosed in the Preliminary Information Statement filed February 17, 2000, the Definitive Information Statement filed March 10, 2000, and as reported in the Report on Form 8-K filed April 26, 2000, and the Report on Form 10-K filed May 26, 2000, the Report on Form 8-K filed August 7, 2000, JG Industries, Inc. (the "Company") has sold all its assets, filed a certificate of dissolution, closed its share transfer books and halted trading on the OTC Bulleting Board of its shares.

     The Company has approved a liquidation distribution to be paid to holders of its common stock and common stock equivalents. Each common shareholder will receive $1.00 per share.

     On or about October 27, 2000, the Company is mailing checks to each common shareholder, of record as of the date the Company closed its share transfer books, August 11, 2000, to such address on the records of the Company.

     UPON THIS DISTRIBUTION, ANY AND ALL CERTIFICATES OUTSTANDING REPRESENTING THE COMPANY'S COMMON SHARES AND SERIES B CONVERTIBLE PREFERRED SHARES ARE HEREBY CANCELLED AND SHALL HAVE NO FURTHER VALUE OR EFFECT EXCEPT FOR THE RIGHT TO RECEIVE ANY ADDITIONAL DISTRIBUTIONS, IF ANY.

     Shareholders may receive additional distributions at a later date. The Company deposited certain funds to be held in escrow pending resolution of certain contingent obligations of the Company. The last of these escrows is to be released on July 14, 2001. The Company has also reserved funds for contingent liabilities that may not materialize. In the event that funds are available from the escrow accounts, the Company intends to make a final distribution shortly after such date. Nevertheless, the Company can give no assurance that there will be any money available for distribution to the shareholders from the escrow accounts or that the Company will have other funds available for distribution.

     Because of the uncertainties described above, Company can give no assurances as to whether any additional distributions will be made in the future. Moreover, the Company makes no representations as to the amount or date on which any additional liquidation distributions will be made, if at all.

     The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the anticipated results due to certain risks and uncertainties, including those discussed above and other risks detailed from time to time in the Company's Securities and Exchange Commission filings.

                                      -2-
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Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired:  Not Applicable.

     (b)  Pro Forma Financial Information: Not Applicable

     (c)  Exhibits.  The following exhibits are filed as a part of this report:
          None

                                      -3-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JG INDUSTRIES, INC.

                                     By:  /s/ CLARENCE FARRAR
                                        ---------------------------------
                                         Clarence Farrar
                                         President



October 27, 2000

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